Exhibit 10.1
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDED AND RESTATED
CONTRACT MANUFACTURING AND SUPPLY AGREEMENT
This Amended and Restated Contract Manufacturing and Supply Agreement (the “Agreement”) amends and restates in its entirety as of April 20, 2016 (the "Amendment Effective Date") the agreement made and entered into as of November 8, 2010 by and between Vericel Corporation (formerly Aastrom Biosciences, Inc.), a Michigan corporation having a principal place of business· at Domino's Farms, Lobby K, 24 Frank Lloyd Wright Drive, Ann Arbor, Ml, 48105 ("Vericel") and Vention Medical Inc. (formerly ATEK Medical, LLC), having its principal place of business at 620 Watson SW, Grand Rapids, Ml, 49504 ("Supplier").
RECITALS
WHEREAS, Vericel manufactures a stem cell product for use in clinical trials;
WHEREAS, Supplier desires to manufacture Vericel's proprietary cell cassette (the "Product") for use in their manufacturing process; and
NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, and subject to the terms and conditions of this Agreement, the parties agree as follows:

1.	PRODUCTS

Vericel shall purchase from Supplier and Supplier shall manufacture for Vericel the Product as further set forth on Appendix A attached hereto at the facility specified therein, (the “Facility”), and assemble, package, label, and coordinate the sterilization of the Product in facilities approved by Vericel, in accordance with the terms of this Agreement.

2.	OBLIGATIONS

2.1	Supplier's Obligations.

2.1.1
Sterilization Cost. Supplier will include the cost of gamma sterilization in the Product unit cost. Supplier shall arrange for initial sterilization validations and Vericel requested re-validations using mutually approved protocols. The cost for development of protocols, execution of the validation, and writing of the sterilization final report shall be paid for by Vericel at a pre-approved cost. Supplier will coordinate sterilization schedules and will generate purchase orders for sterilization to a Vericel approved contract sterilization company. Subsequent certificates of sterilization will be provided by the contract sterilization company to Supplier. Supplier shall forward such certificates to Vericel upon shipment of Product and will be included in the Product unit price. In the event of a failed sterilization, Vention shall be responsible for the sterilization costs of such product.

2.1.2
Quarterly Dose Audits. Supplier will coordinate the execution of quarterly dose audits related to sterilized Product using a mutually approved standard operating procedure. Vericel will provide a purchase order for the periodic dose audits with associated bioburden and sterility testing. Any Supplier requested modifications requiring re-validation will be performed at Supplier's expense.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.1.3
Purchasing. Supplier is responsible for obtaining all Vericel approved components pertaining to the Product including those for manufacturing, assembly, packaging, labeling and sterilization in accordance with the schedule and quantities outlined on Appendix A attached hereto and Sections 10.1 and 10.2, unless otherwise noted in Appendix A of this Agreement. Supplier will order components against pre-approved purchase specifications and will receive components against pre-approved incoming inspection plans.

2.1.4	Schedule. Supplier will ship the Product in accordance with Sections 10.1 and 10.2 of this Agreement.

2.1.5
Production Affecting Events. Supplier will notify Vericel of any plant shut down, manufacturing delay, or other event about which Supplier is aware that would result in the inability of Supplier to provide Product. Vericel will be notified within two days of any shutdown or other information that may impede Supplier in the manufacture of the Product.

2.1.6	Sustaining. Supplier shall provide reasonable ongoing manufacturing support of the Product in order to satisfy production requirements outlined in Appendix A and Section 10.

2.2	Vericel Obligations.

2.2.1	Purchasing. Vericel shall order and purchase the Product from Supplier as provided in Appendix A attached hereto and Section 10, as amended from time to time by mutual consent.

2.2.2
Engineering Support. Vericel shall provide Supplier with reasonable engineering support to initiate, maintain and ramp up manufacturing of the Product, including training, substitute part validation and sterilization validation.

2.2.3
Obsolescence. If Vericel decides to make obsolete a component of the Product, Vericel shall reimburse Supplier at cost for any remaining inventory of such component and work in process to the extent that such inventory and work in process can be converted into finished Products, but not to exceed [***] months of the Forecast (as defined in Section 10) Product demand or as agreed to in writing by both parties.

2.2.4	Tooling for External Suppliers. Vericel shall be responsible for costs in connection to routine tooling maintenance performed by any external supplier appointed by Vericel.

3.	EQUIPMENT & CALIBRATION
All manufacturing equipment will be supplied by Vericel. Supplier's calibration group will calibrate all applicable equipment within its capabilities. Calibration requirements for each piece of equipment will be agreed upon individually and provided in writing to Supplier by Vericel. For all special equipment or processes requiring calibration, Supplier will consult with Vericel on requirements prior to taking action towards setup and routine calibration. Additional expenses required for special calibration requirements will be agreed upon in advance and submitted to Vericel for payment.

4.	CONFIDENTIALITY

It is anticipated that Vericel and Supplier will need to exchange confidential information. All such information concerning the subject matter of this Agreement is to be considered confidential by the receiving party whether received orally, visually, or in written form. In the event of any conflict

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

between this Section 4 and any prior confidentiality agreement entered into between the parties, the confidentiality provisions herein shall control.
During the Term (as defined in Section 8) all confidential information disclosed hereunder shall be used by the recipient solely for the purpose of this Agreement and shall not be used in any way for its own account or for the account of any third party, or disclosed to third parties, nor to those within the recipient's company who do not have a need to know such information.
Said obligations of confidentiality shall not apply to any information which:

a)	was in the possession of the recipient before disclosure hereunder as evidenced by written records; or

b)	is or becomes known to the public through no fault of the recipient party; or

c)	is information received by the recipient from a third party who is under no obligation to the disclosing party to maintain such information as confidential; or

d)	is developed by the recipient independent of any disclosure hereunder as evidenced by written records.

All confidential information shall at all times remain the property of the disclosing party, and shall be returned to the disclosing party along with all copies thereof, immediately upon request by the disclosing party.
No disclosure of confidential information shall be deemed to vest in the receiving party any rights in any patents, trade secrets, or intellectual property or other property of the disclosing party, other than as set forth in this Agreement.

5.	DESIGN CONTROL AND SPECIFICATIONS; RECORDS; REGULATORY CONTACT

5.1
General. Supplier shall only manufacture the Product to Vericel's specifications and shall not change materials, specifications, design/configuration, procedures, packaging or labeling without Vericel’s prior written consent. Vericel may reject any Product lots that are defective or otherwise do not conform to Vericel's specifications, drawings, or to Vericel's purchase orders.

5.2
Changes by Vericel. Vericel may change specifications from time to time as needed, (e.g. to meet market requirements, comply with regulatory requirements, improve Product function or quality, or lower Product cost). Any changes in specifications shall be conveyed to Supplier in writing. Supplier shall confirm, in writing, its receipt of Vericel's changes and shall use its commercial best efforts to implement the documented changes within forty-five (45) days of notification unless otherwise agreed upon. Once changes are implemented, Supplier shall immediately advise Vericel in writing of the first Product lot to contain the changes.

Vericel shall purchase from Supplier any affected finished goods that are in a usable condition and comply with all Vericel specifications, components or raw materials inventory and work in process to the extent that such inventory and work in process can be converted into finished Products, that Supplier has purchased or completed at Supplier's actual cost, in aggregate quantities not to exceed the actual accumulated monthly production from Vericel purchase orders for [***] days preceding

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

notice of discontinuation of the affected components of the Product or unless otherwise mutually agreed in writing. However, Supplier agrees to make commercially best efforts to minimize the financial impact to Vericel by optimizing the procurement of materials for minimal scrap once Vericel notifies Supplier of such changes.
If any Vericel specification change directly affects the prices or schedule of the Product, a reasonable adjustment for such increased costs of Supplier shall be made, provided that Supplier makes and Vericel accepts a written claim for an adjustment prior to manufacturing the Product. Price adjustments shall be limited to the affected component or process and shall not constitute an opportunity to renegotiate any other aspects of this Agreement or the manufacture of the Product. If the parties are unable to agree upon the amount of the adjustment, Vericel may, without liability to Supplier, terminate this Agreement as to all or part of the affected Products.

5.3
Changes by Supplier. Supplier may recommend design or specification changes to Vericel but no such changes will be incorporated into the Product without Vericel's prior written approval and without following appropriate documentation change procedures. Such Supplier proposed changes shall be made at Vericel's expense.

5.4
Discontinuation of Product. Vericel may discontinue the manufacture of the Product at its sole discretion. In the event Vericel decides to discontinue the manufacture of the Product, Vericel shall use commercially reasonable efforts to notify Supplier at least one hundred eighty (180) days prior to Vericel's intention to discontinue manufacture of the Product. Failure to provide Supplier prior notice shall not be a breach of this Agreement; provided, however, if Vericel does not give Supplier one hundred eighty (180) days prior notice, Vericel agrees to purchase from Supplier any finished goods that are in a usable condition and comply with all Vericel specifications, component or raw materials inventory and work in process to the extent that such inventory and work in process can be converted into finished Products, that Supplier has purchased or completed at Supplier's actual cost, in aggregate quantities not to exceed the actual accumulated monthly production from Vericel purchase orders for [***] days preceding notice of discontinuation of the Product.

5.5
Records. Supplier will keep complete and accurate records (including reports, accounts, notes, raw data, and records of all information and results obtained from performance of services) of all work done by it under this Agreement, in form and substance as specified in the applicable Quality Agreement and this Agreement (collectively, the “Records”). All such Records will be the property of Vericel. Supplier will not transfer, deliver or otherwise provide any such Records to any party other than Vericel, without the prior written approval of Vericel. Records will be available at reasonable times for inspection, examination and copying by or on behalf of Vericel. All original Records of the Manufacture of Product under this Agreement will be retained and archived by Supplier in accordance with cGMP (if applicable) and Applicable Law, but in no case for less than a period of five (5) years. Upon Vericel’s request, Supplier will promptly provide Vericel with copies of such Records. Five (5) years after completion of services, all of the aforementioned Records will be sent to Vericel or Vericel’s designee; provided, however, that Vericel may elect to have such Records retained in Supplier’s archives for an additional period of time at a reasonable charge to Vericel.

5.6
Regulatory Approvals. Vericel will be responsible for obtaining, at its expense, all regulatory and governmental approvals and permits necessary for Vericel’s use of any Product developed and/or manufactured under this Agreement, including investigational new drug application, biologics license application, new drug application, and abbreviated new drug application submissions and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

any analogous submissions filed with the appropriate regulatory authority of a country other than the United States. Supplier will be responsible for providing Vericel with all supporting data and information relating to the development and/or manufacture of Product necessary for obtaining such approvals, including all (i) Records, (ii) batch documentation, (iii) authorizations, certificates, methodologies, raw material specifications, SOPs, standard test methods, and other documentation (collectively, “Supporting Documentation”) in the possession or under the control of Supplier relating to the development and manufacture of Product (or any intermediate or component of Product).

5.7
Regulatory Inspections. Supplier will promptly notify Vericel of any visit or inspection by any regulatory authority of the Facility. Supplier will provide Vericel with a copy of any report or other written communication received from such regulatory authority in connection with such visit or inspection (assuming the same relates to Product), and any written communication received from any regulatory authority relating to any Product, the Facility (if it relates to or affects the development and/or manufacture of Product) or the manufacturing process, within [***] after receipt, and will consult with Vericel prior to submitting a response to the applicable regulatory authority; provided, however, that the response specifically relates to Product. Supplier will provide Vericel with a copy of its final responses within [***] business days after submission.

6.	FACILITY; QUALITY

6.1
Supplier will perform all services at the Facility, provide all staff necessary to perform the services in accordance with the terms of this Agreement, and hold at such Facility all equipment, Vericel materials and other items used in the services. Supplier will not change the location of such Facility or use any additional facility for the performance of services under this Agreement without at least one hundred eighty (180) days prior written notice to, and prior written consent from, Vericel, which consent will not be unreasonably withheld or delayed (it being understood and agreed that Vericel may withhold consent pending satisfactory completion of a quality assurance audit and/or regulatory impact assessment of the new location or additional facility, as the case may be). Supplier will maintain, at its own expense, the Facility and all equipment required for the manufacture of Product in a state of repair and operating efficiency consistent with the requirements of cGMP (if applicable) and all applicable law. For clarification, no Facility shall be located outside of the continental United States.

6.1.1
Validation. Supplier will be responsible for performing all validation of the Facility, equipment and cleaning and maintenance processes employed in the manufacturing process in accordance with cGMP (if applicable), Supplier’s SOPs, the applicable Quality Agreement (if any), applicable law, and in accordance with any other validation procedures established by Vericel and made known in writing to Supplier. Supplier will also be responsible for ensuring that all such validated processes are carried out in accordance with their terms.

6.1.2
Licenses and Permits. Supplier will be responsible for obtaining, at its expense, any Facility or other licenses or permits, and any regulatory and government approvals necessary for the performance of services by Supplier under this Agreement. At Vericel’s request, Supplier will provide Vericel with copies of all such approvals and submissions to regulatory authorities, and Vericel will have the right to use any and all information contained in such approvals or submissions in connection with regulatory approval and/or commercial development of Product.

6.2	Access to Facility. Supplier will permit Vericel or its duly authorized representatives to observe and consult with Supplier during the performance of services under this Agreement, including the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

manufacturing of any batch of Product. Supplier also agrees that Vericel and its duly authorized agents will have reasonable access upon advance prior notice, at a mutually agreeable date and time, during operational hours and during active manufacturing, to inspect the Facility and manufacturing process to ascertain compliance by Supplier with the terms of this Agreement, including inspection of (i) the equipment and materials used in the performance of services; (ii) the warehouse facilities for such materials and Equipment; and (iii) all Records directly relating to such services and the Facility. Vericel will also have the right, at its expense (including payment for the time and expenses incurred by Vention personnel in supporting the “mock” pre-approval audits (“Mock Audits”), to be invoiced by Vention and paid by Vericel), to conduct Mock Audits upon reasonable prior notice, and upon a date and time agreed to by Supplier, and Supplier agrees to cooperate with Vericel in such Mock Audits at Vericel’s expense.

6.3	Quality Agreement. A separate written Quality Agreement will be drafted and mutually agreed upon between Vericel and Supplier.

7.	PRICING

7.1	General. The Product shall be purchased and sold in US dollars. Prices per unit of Product are listed in Appendix A.

7.2
Extension Option; Quarterly Charge. As of the Amendment Effective Date, Vericel hereby exercises its right to extend the Term for an additional five (5) years subject to the terms of this Section 7.2. Commencing with the calendar quarter in which the initial QDA/Sterility production runs are shipped and for each calendar quarter thereafter during the Term, Vericel shall pay Supplier a quarterly charge equal to [***] Dollars ($[***]), provided Supplier is not in material breach of its supply obligations as provided hereunder, subject to Supplier’s right to cure as provided in Section 9. The first such quarterly charge shall be pro-rated based upon the date of the shipment of the QDA/Sterility production runs required to re-qualify the Supplier’s cleanroom and production processes.

7.3
Annual Price Adjustment Notification At least forty-five (45) days prior to the end of the first year of the Term and each year thereafter that this Agreement remains in effect, Supplier shall notify Vericel of any proposed Product unit price increase or decrease for the next succeeding year. Any increase or decrease in Product unit price shall be applicable only to those production lots of the Product of which the production process is completed after the change and cost becomes effective and shall remain in effect until another price change occurs. Additionally, any increase shall be limited to actual, documented increases in materials costs or shall not exceed the then current consumer price index for non-material related costs, without Vericel’s prior approval.

7.4
Justification of Price Increases. Supplier will provide written rationale for its price increases for the Product any year during the Term upon Vericel's request. Vericel and Supplier will work collaboratively and in good faith to mitigate any potential cost increases.

7.5
Scrap. Supplier unit cost shall assume a scrap rate of [***]%. If during the Term, actual scrap rate exceeds [***]% for a period of thirty (30) days or more, Supplier will notify Vericel in writing of the actual scrap rate and failure mode. Supplier and Vericel will work collaboratively to determine root cause of the increased scrap. When the supplier and Vericel agree on the root cause, financial responsibility shall remain with the party at cause. Best efforts shall be made by both parties to resolve all scrap issues within ninety (90) days from occurrence.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.6
Cost Reduction. Both parties shall continuously work towards reducing costs. Any cost reduction efforts researched and implemented by both parties shall result in a 50/50 gain sharing of the savings realized. When a cost saving measure is solely driven by Vericel the savings will benefit Vericel 100%. Vericel and Supplier will meet periodically to review cost reduction efforts and define an action plan for driving improvement.

8.	TERM

The term of this Agreement shall commence on November 8, 2010 and shall expire on November 7, 2021 (the "Term"). At the end of the Term, this Agreement shall terminate automatically without notice, unless, prior to that time, the Term is extended by mutual written consent of the parties delivered at least six (6) months prior to the termination date. Sections 4, 5.5, 5.6, 5.7 (with the exception of the first sentence), 9.4, and 11 through 28 shall survive the expiration or termination of this Agreement.
9.    TERMINATION

9.1	Procedure for Termination: This Agreement may be terminated as follows:

•
Either party may terminate this Agreement if the other party materially defaults in the performance of any provision of this Agreement. Should any such default occur, and then the non-defaulting party may give written notice to the defaulting party that if the default is not cured within forty-five (45) days, the Agreement will be terminated. If the non-defaulting party gives such notice and the default is not cured during the forty-five (45) day period, then the Agreement shall automatically terminate at the end of such period unless an extension is mutually agreed to by both parties.

•
In addition to other remedies, either party may terminate the Agreement at any time if either breaches its confidentiality obligations under Section 4, in which case termination shall be effective immediately upon receipt of notice of the breach and of termination.

•
Commencing on the first anniversary of the Amendment Effective Date, Vericel shall have the right to terminate this Agreement in its sole discretion upon twelve (12) months’ prior written notice to Supplier.

•
Commencing on the first anniversary of the Amendment Effective Date, Vention shall have the right to terminate this Agreement in its sole discretion upon eighteen (18) months’ prior written notice to Vericel.

•
Either party may immediately terminate this Agreement by written notice upon the occurrence of any of the following events: (i) the other party is or becomes insolvent or unable to pay its debts as they become due within the meaning of the United States Bankruptcy Code (or any successor statute) or any analogous foreign statute; or (ii) the other party appoints or has appointed a receiver for all or substantially all of its assets, or makes an assignment for the benefit of its creditors; or (iii) the other party files a voluntary petition under the United States Bankruptcy Code (or any successor statute) or any analogous foreign statute; or (iv) the other party has filed against it an involuntary petition under the United States Bankruptcy Code (or any successor statute) or any analogous foreign statute, and such petition is not dismissed within ninety (90) days.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.2
Return of Confidential Information and Equipment. Upon termination of this Agreement for any reason, each party shall return all confidential information, including, but not limited to technical information, and any equipment belonging to Vericel, each party shall make no further use of such information.

9.3
Inventory and Equipment Purchase Upon Termination. If the Agreement is terminated by Supplier for material breach by Vericel then Vericel shall purchase: (a) finished Products that are in a usable condition and comply with all Vericel specifications, including sterility on the date of termination; and (b) ninety (90) day work in process and component and raw materials inventory to the extent that such work in process and inventory can be converted into finished Products, all based on Vericel's Forecast needs. Such purchases shall be made within sixty (60) days following the effective date of the termination.

9.4
Other Termination. If the Agreement terminates by mutual agreement of both parties, then both parties will mutually agree upon the purchase and/or disposition of raw component materials, Product and/or equipment. Supplier shall provide reasonable technical support to transition Product to new manufacturing facility. Such technical support will be provided at Supplier's published engineering rates and shall be at Vericel's expense. If the Agreement terminates by Vericel for material breach by Supplier, then Vericel shall have the option to purchase any raw materials, inventory or Products at any stage of assembly as long as all materials are within current Vericel specification.

10.	FORECAST, ORDERS AND QUANTITY

10.1
Purchase Orders. Orders by Vericel shall be initiated by purchase orders executed by an authorized representative of Vericel. Supplier shall provide written confirmation to Vericel within 3 business days. If Supplier is unable to meet requested delivery date Supplier will provide alternative delivery date based on current manufacturing schedule. Supplier will make best efforts to achieve Vericel requested delivery date.

10.2
Delivery. Supplier shall use best efforts to ship the Product for delivery by the requested date on the Vericel purchase order. In order for shipment to be considered timely, a delivery must be shipped no earlier than three (3) days prior or no days later to the requested date.

10.3
Production Forecast. Vericel will provide to Supplier a [***] month rolling forecast ("Forecast'') upon the placement of initial production order. At all times the first [***] months will represent a firm production demand.

11.	SHIPMENT, RISK OF LOSS AND PAYMENT TERMS

Supplier shall ship the Product in accordance with Vericel's delivery instructions specified in Vericel’s purchase orders. Delivery shall be FOB Supplier's dock in Grand Rapids, Ml. Supplier shall deliver all Products ordered by Vericel in accordance with the requested delivery dates as indicated in Vericel's purchase orders. Vericel shall be responsible for shipping costs.
All Products delivered by Supplier pursuant to this Agreement shall be packed as per standard operating procedure for the designated carrier. All Product shipped will include the Certificate of Conformance and will specify Vericel part number, lot number and quantity. All Product will be shipped with appropriate shipping documentation and clearly marked with part number, order

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

number, and quantity.
Payments for Products are due within thirty (30) days of the invoice date. In the event that any terms and conditions on any Supplier invoice or Vericel purchase order conflict with the terms of this Agreement, the terms of this Agreement shall govern.

12.	INTELLECTUAL PROPERTY RIGHTS

All confidential information, including technical data and intellectual property rights, including without limitation, patents, patents pending, patent applications, trademarks, service marks, trade secrets and copyrights (the "Intellectual Property"), associated with the development, design, and manufacture of the Product are and shall remain the exclusive property of Vericel, and may be used by Supplier only as specifically set forth in this Agreement. Vericel reserves to itself and retains all right, title and interest in and to the Intellectual Property embodied in the Product and to any modifications, enhancements, improvements and upgrades thereto.
Supplier understands and agrees that it has no license to any Vericel product, technology, Intellectual Property or other property, except as set forth in this Agreement.

13.	WARRANTY AND REMEDIES FOR NON-CONFORMANCE

13.1
Warranty. Supplier warrants that upon delivery as provided for hereunder and for the shelf life period ([***]months) of the Product after delivery that (i) the Product shall be manufactured in compliance with document at ion provided and certified by Vericel; (ii) the Product delivered shall conform to documented specifications, including component inspection, test, and product release testing; (iii) any components or parts shall be sourced from Vericel approved vendors and inspected by mutually approved incoming inspection plans; (iv) the Product will be free of defects related to internal sterilization, workmanship, or material; (v) it shall not manufacture Product in advance of confirmed purchase orders so that the Product is delivered with the longest possible expiration date; and (vi) it shall manufacture the Product in a workmanlike manner and in accordance with industry standards, applicable law and, to the best of its knowledge, not in violation or infringement of any patent, copyright or trademark laws (the "Product Warranty"). Should any failure to conform to the Product Warranty become apparent, Vericel shall notify Supplier in writing, and Supplier will either correct such nonconformity by replacement of the defective Product or credit Vericel for any payments made with respect to the value of any defective Product, including direct expenses to Vericel.

13.2
Vericel warrants that to Vericel’s knowledge the specifications and license contemplated herein do not violate or infringe any applicable laws, regulations or standards, including any patent copyright or trademark laws. Supplier's Product Warranty does not extend to (i) any Product rendered defective by a component provided by Vericel, unless Supplier is aware of the defect at or before the time the Product is assembled, or (ii) to defects caused by improper sterilization, use, transportation, maintenance or storage; third party negligence; or unauthorized repair, service or modification; in each case unless and to the extent caused by Supplier. EXCEPT FOR THE WARRANTIES SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, ARISING BY OPERATION OF LAW OR OTHERWISE, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.3
Remedies for Non-Conformance. In case of any disagreement between the parties as to whether Product conforms to the applicable specifications or cGMP (if applicable), warranties, or was manufactured in accordance with the manufacturing process, the quality assurance and/or engineering representatives of the parties will attempt in good faith to resolve any such disagreement and Vericel and Supplier will follow their respective SOPs to determine the conformity of the Product to the specifications and cGMP (if applicable) and manufacture in compliance with the manufacturing process. If the foregoing discussions do not resolve the disagreement in a reasonable time (which will not exceed thirty (30) days), a representative sample of such Product and/or relevant documentation will be submitted to an independent testing laboratory (in the case of an alleged failure to meet Specifications) and/or independent cGMP consultant (in the case of an alleged failure to comply with cGMP or the manufacturing process), as appropriate, that are mutually agreed upon by the parties for tests and final determination of whether such Product conforms with such specifications and/or cGMP (if applicable). The laboratory must meet cGMP (if applicable). The laboratory and consultant, as applicable, must be of recognized standing in the industry, and consent to the appointment of such laboratory and consultant will not be unreasonably withheld or delayed by either party. Such laboratory will use the test methods contained in the applicable specifications. The determination of conformance by such laboratory and/or cGMP consultant, as applicable, with respect to all or part of such Product will be final and binding on the parties absent manifest error. The fees and expenses of the laboratory and/or consultant, as applicable, incurred in making such determination will be paid by the party against whom the determination is made.

13.4
Product Non-Compliance and Remedies. If a lot of Product fails to conform to the specifications or was not manufactured in compliance with cGMP (if applicable) and the manufacturing process, then Supplier will, at Vericel’s sole option: (a) at Supplier’s cost and expense, replace the Product by manufacture of a new lot as soon as reasonably possible; or (b) refund in full the fees and expenses paid by Vericel for such lot.

Moreover, the parties will meet to discuss, evaluate and analyze the reasons for and implications of the failure to comply with cGMP (if applicable) and/or the manufacturing process and will decide whether to proceed with the services via a change order, or to terminate such services.

13.5	Disposition of Non-Conforming Product. The ultimate disposition of non-conforming Product will be the responsibility of Vericel’s quality assurance and/or engineering departments.

14.	INDEMNIFICATION AND LIMITATION OF LIABILITY

14.1
Indemnification. Each party (the "Indemnifying Party") will indemnify and hold harmless the other party (the "Indemnified Party") from any claims, actions, proceedings, awards, demands, losses, damages or expenses suffered by the Indemnified Party ("Losses"), whether or not such Losses relate to any liability to a third party, to the extent claimed or arising from or relating to a material breach of the Indemnifying Party's representations, warranties or covenants under this Agreement or the Indemnifying Party's negligence or willful misconduct.

Supplier shall not indemnify Vericel for any Losses claimed or arising from or relating to (A) the Intellectual Property provided by Vericel for the manufacture of or incorporation into the Product, or (B) the use of the Product by customers in any manner inconsistent with the Product's intended purposes; in each case except and to the extent such Losses result from Supplier’s gross negligence or willful misconduct.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.2
Procedure. To obtain indemnification, the Indemnified Party shall: (a) provide prompt notice in writing of any such Losses claimed to the Indemnifying Party and permit the Indemnifying Party, through counsel chosen by the Indemnifying Party, the opportunity to answer and defend such claims; and (b) provide the Indemnifying Party information, assistance and authority, at the Indemnifying Party's expense, to assist the Indemnifying Party in defending such claims. Neither party shall be responsible for any settlement made by the other party without the other party's prior written approval. Neither party shall admit any liability of the other party without the other party's prior written approval.

14.3
Limitation of Liability. Notwithstanding any other provision of this Agreement, neither party shall be liable to the other for, nor obligated to allow claims for, special, incidental, consequential, or other indirect damages or expenses of any kind.

15.	ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE PARTIES

15.1	Vericel hereby represents and warrants to Supplier that:

15.1.1
Vericel is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Michigan, and has all corporate power and authority to own, lease and operate its properties and to carry on its businesses as it is currently being conducted. Vericel has all necessary corporate power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Vericel.

15.1.2
Vericel is the lawful owner of all right, title and interest in and to the applicable Intellectual Property incorporated in the Product, free and clear of all liens, claims, security interests or other restrictions or encumbrances.

15.2	Supplier hereby represents and warrants to Vericel that:

15.2.1
Supplier is a company duly organized and existing under the laws of the State of Minnesota, and has all power and authority to own, lease and operate its properties and to carry on its businesses as currently conducted. Supplier has all necessary power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Supplier.

15.2.2	Supplier has the manufacturing and assembly facilities and personnel reasonably necessary to perform its functions and otherwise carry out its obligations under the terms of this Agreement.

15.2.3
All Products manufactured, sold and shipped pursuant to this Agreement shall, upon delivery, have been manufactured and shipped by Supplier in compliance with applicable law and regulations, including the U.S. Food and Drug Administration regulations and current Good Manufacturing Practices requirements set forth in the Quality System promulgated under the U.S. Food, Drug & Cosmetic Act.

15.2.4
The conduct and the provision of the services will not, to the best of its knowledge, violate any patent, trade secret or other proprietary or intellectual property rights of any third party and Supplier will promptly notify Vericel in writing should it become aware of any claims asserting such violation.

15.2.5	Supplier, its affiliates, approved subcontractors, and each of their respective officers and directors,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

as applicable, and any person used by Supplier, its affiliates or approved subcontractors to perform services under this Agreement: (i) have not been debarred and are not subject to a pending debarment pursuant to section 306 of the United States Food, Drug and Cosmetic Act, 21 U.S.C. § 335a; (ii) are not ineligible to participate in any federal and/or state healthcare programs or federal procurement or non-procurement programs (as that term is defined in 42 U.S.C. § 1320a-7b(f)); (iii) are not disqualified by any government or regulatory authorities from performing specific services, and are not subject to a pending disqualification proceeding; and (iv) have not been convicted of a criminal offense related to the provision of healthcare items or services and are not subject to any such pending action. Supplier will notify Vericel immediately if Supplier, its affiliates, or approved subcontractors, or any person used to perform services under this Agreement, or any of their respective officers or directors, as applicable, is subject to the foregoing, or if any action, suit, claim, investigation, or proceeding relating to the foregoing is pending, or to the best of Supplier’s knowledge, is threatened.

16.	RELATIONSHIP OF THE PARTIES

The parties understand and agree that Supplier is a vendor to Vericel and that neither party is an agent of the other nor are the parties to be legal partners, joint venturers or otherwise. Except as expressly set forth in this Agreement, no rights or licenses are granted by either party to the other. Neither party shall be entitled to participate in any plans, arrangements or distributions offered by the other party to its employees, including without limitation any bonus, profit sharing, insurance or similar benefits. Each party shall be solely responsible to purchase any required insurance on behalf of its employees and to pay any applicable taxes. Neither party has authority to bind the other by contract or agreement, of any kind, nor to undertake any obligation on behalf of the other party.

17.	SUCCESSORS, ASSIGNS AND SUBCONTRACTORS

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party may assign rights nor delegate duties, including to a subcontractor, under this Agreement without the prior written consent of the other party except in the event of a merger, consolidation or sale of all or substantially all of its assets relating to this Agreement and the assignee agrees to be bound to the terms of this Agreement. Any assignee or delegate must agree to be bound by the terms of this Agreement.

18.	NO WAIVER

None of the terms of this Agreement shall be deemed to be waived by any party unless such waiver is in writing duly executed by the party to be charged with such waiver and such writing recites specifically that it is a waiver of the terms of this Agreement. The waiver by either party of any breach of any agreement, warranty or covenant contained in this Agreement shall not be construed to act as a waiver of any subsequent breach. The failure or delay of either party to exercise any right, power or remedy shall not operate as a waiver thereof, and all rights, powers and remedies shall continue in full force and effect. All rights, powers and remedies of both parties provided for in this Agreement are cumulative and non-exclusive, except as otherwise expressly provided.

19.	NO INVALIDITY
The unenforceability or invalidity of any one or more provisions hereof shall not render any other provision herein contained unenforceable or invalid.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

20.	ENTIRE AGREEMENT; NO OTHER AGREEMENTS

This Agreement constitutes the entire agreement between the parties relating to the subject matter herein, and all oral or written, prior and contemporaneous proposals, understandings, course of conduct and writings by and between the parties and relating to the subject matter herein is superseded hereby.
Neither party has any other Agreement of any kind or nature with any other person, corporation or entity which would or might prevent it from entering into this Agreement with the other party hereto.

21.	MODIFICATION

This Agreement may be modified or altered through written instrument duly executed by Supplier and Vericel.

22.	NOTICES

All notices must be in writing and sent to the address for the recipient set forth in this Agreement below or at such other address as the recipient may specify in writing under this procedure. All notices must be given by (a) personal delivery, with receipt acknowledged; or (b) prepaid certified or registered mail, return receipt requested; or (c) prepaid recognized next business day or express delivery service. Notices will be effective upon receipt or at a later date stated in the notice:
If to Vericel, to: Vericel Corporation
24 Frank Lloyd Wright Drive Ann Arbor, Michigan 48105
Attn: Director of Engineering
Attn: Director, Supply Chain

With a copy to: General Counsel
Vericel Corporation
64 Sidney Street
Cambridge, MA 02139

If to Supplier, to:

Vention Medical, LLC 620 Watson SW
Grand Rapids, Ml 49504-6393
Attn: VP Business Development
Facsimile: 616 643-1044

With a copy to:
Vention Medical
29 Northwestern Drive

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Salem, NH 03079
Attention: Corporate Counsel

23.    CHOICE OF LAW

This Agreement will be governed, construed and enforced in accordance with the laws of the State of Michigan, without regard to the principles of conflicts of laws.

24.	DISPUTE RESOLUTION

Final and binding arbitration of any dispute shall be conducted in the State of Michigan. Except with respect to any disputes relating to the provisions on confidentiality and Vericel's intellectual property rights, any disputes arising hereunder, if not resolved after good faith negotiation between the parties, shall be finally settled by binding arbitration in accordance with the commercial rules and under the auspices of one arbitrator of the American Arbitration Association. The award thereof shall be final and binding upon both parties. Each party shall bear its own expenses of the arbitration, unless the arbitration award states that the expense shall be otherwise assessed, including its own attorneys' fees and costs. The parties shall share equally the expenses of the arbitration, including payment to the arbitrator(s).
Notwithstanding the foregoing, in the event both parties hereto are named as defendants by an arm’s length third party plaintiff asserting a claim against both parties, then and in such event, either party may seek the resolution of their respective indemnity rights and obligations as herein set forth, arising from such claim in said proceedings.
Notwithstanding the foregoing, both parties acknowledge that any breach by it of its confidentiality obligations or of the provisions governing Vericel's intellectual property rights will cause Vericel irreparable harm for which injunctive relief is the only adequate remedy. Supplier therefore agrees that Vericel shall have the right to seek injunctive or other immediate relief from any United States court or tribunal of competent jurisdiction to prevent or stop any violations of those Supplier obligations. Should Vericel desire to seek injunctive relief after an arbitration proceeding is commenced by either party, Supplier hereby agrees to the filing of such action according to the terms of this paragraph.

25.	FORCE MAJEURE

Failure of either party to perform its obligations under this Agreement shall not subject such party to any liability to the other party if such failure is caused by any cause beyond the reasonable control of such nonperforming party, including, but not limited to, acts of God, fire, explosion, flood, drought, war, riot, terrorism, sabotage, embargo, strikes or other labor trouble or a national health emergency.

26.	RISK MITIGATION

Upon termination of Agreement, Supplier agrees to provide reasonable technical support at Supplier's published engineering rates for the transfer of manufacturing technology to an alternative manufacturer chosen by Vericel to conduct final manufacture, package and test of the Product, in the event that:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a) Supplier, for a period of one hundred and fifty (150) days from the date of receipt of the associated purchase order, is unable to manufacture all of Vericel’s orders for any reason, or
(b) Supplier fails or refuses to meet Vericel’s orders for the Product pursuant to the terms of this Agreement.

27.	INSURANCE

Supplier shall maintain during the Term, and for a reasonable period thereafter, general liability insurance and product liability insurance, which insurances shall be in amounts and of a type customarily maintained by companies similarly situated. Each such insurance shall provide at least [***] ($[***]) U.S. Dollars in coverage per occurrence combined single limit, bodily injury/property damage and [***] ($[***]) U.S. Dollars aggregate liability limits. Additionally, Supplier warrants that such insurance will not be changed or canceled without at least thirty (30) days prior written notice to Vericel.

28.	APPENDIX TO THIS AGREEMENT

Included in this Agreement are the following Appendices:
Appendix A - Schedule

* * *

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective duly authorized officers on the day and year first above written.

VERICEL CORPORATION
By: /s/ Dominick Colangelo
Name: Dominick Colangelo
Title: President and CEO

VENTION MEDICAL INC.
By: /s/ Bill Flaherty
Name: Bill Flaherty
Title: President

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH "[***]". A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FI L ED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RU LE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX A

1)	Facilities:

a.	[***]

1.	[***]

2.	[***]

b.	[***]

3.	[***]

4.	[***]

5.	[***]

2)	Supplier Molded Components: [***]:

a.	[***]

b.	[***].

c.	[***]

3)	Pricing: [***]

a.	[***]

i.	[***]

b.	[***]

i.	[***]

Additional facilities: [***]